UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Item 9.01	Financial Statements and Exhibits

Signatures

Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Exhibits

Exhibit 99.1 Supplemental Financial Information for the Quarter Ended December 31, 2004

Exhibit 99.2 Press Release, dated March 15, 2005

Item 2.02. Results of Operations and Financial Condition.

     On March 15, 2005, Redwood Trust, Inc. issued a press release regarding its financial results for the quarter ended December 31, 2004 and the fiscal year ended December 31, 2004, and released supplemental financial information for the quarter ended December 31, 2004. Redwood Trust, Inc. hereby furnishes, as exhibits to this current report on Form 8-K, a copy of such press release and supplemental financial information.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Supplemental Financial Information for the Quarter Ended December 31, 2004.

99.2 Press Release, dated March 15, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 15, 2005	REDWOOD TRUST, INC.

	By:	/s/ Harold F. Zagunis

Harold F. Zagunis
Vice President, Chief Financial
Officer, and Secretary

Exhibit Index

Exhibit No.	Exhibit Title
99.1	Supplemental Financial Information for the Quarter Ended December 31, 2004.

99.2	Press Release, dated March 15, 2005